UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2006

CAPITAL BANK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-30062	56-2101930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4901 Glenwood Ave.
Raleigh, North Carolina 27612
(Address of principal executive offices)

(919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 9, 2006, Capital Bank Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting its acquisition of 1st State Bancorp, Inc. (“1st State Bancorp”). The Company indicated in the Original Form 8-K that it would file certain financial information by amendment, as permitted under Item 9.01 of Form 8-K. On January 10, 2006, the Company filed Amendment No. 1 to the Original Form 8-K for the purpose of including the audited financial statements for 1st State Bancorp required under Item 901(a). On March 21, 2006, the Company filed Amendment No. 2 to the Original Form 8-K to correct an inadvertent reference to unaudited interim financial statements in Item 9.01(a) of the Original Form 8-K and Amendment No. 1 thereto and to include unaudited pro forma condensed combined financial information required under Item 9.01(b). The purpose of this Amendment No. 3 to the Original Form 8-K is to correct a typographical error contained in the unaudited pro forma condensed combined statement of financial condition as of December 31, 2005 included in Exhibit 99.3 to Amendment No. 2.

Item 9.01     Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

The following audited consolidated financial statements for 1st State Bancorp were previously filed, within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, in 1st State Bancorp’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on December 29, 2005, and are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 9.01(a) by reference:

Report of KPMG LLP, Independent Registered Public Accounting Firm
Report of McGladrey & Pullen, LLP, Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of September 30, 2005 and 2004
Consolidated Statements of Income for the Years Ended September 30, 2005, 2004 and 2003
Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the Years Ended September 30, 2005, 2004 and 2003
Consolidated Statements of Cash Flows for the Years Ended September 30, 2005, 2004 and 2003
Notes to Consolidated Financial Statements

(b)   Pro forma financial information.

The unaudited pro forma condensed combined statement of financial condition as of December 31, 2005 and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2005 and the notes thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this Item 9.01(b) by reference.

(d)   Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

Exhibit 2.1
Merger Agreement, dated June 29, 2005, by and among Capital Bank Corporation and 1st State Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)

Exhibit 2.2
List of Schedules Omitted from Merger Agreement included as Exhibit 2.1 above (incorporated by reference to Exhibit 2.2 to Capital Bank Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)

Exhibit No.	Description

Exhibit 10.1
Employment Agreement, dated January 3, 2006, between Capital Bank and A. Christine Baker (incorporated by reference to Exhibit 10.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2006)

Exhibit 23.1
Consent of McGladrey & Pullen, LLP (incorporated by reference to Exhibit 23.1 to Capital Bank Corporation’s Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission on January 10, 2006)

Exhibit 23.2
Consent of KPMG LLP (incorporated by reference to Exhibit 23.2 to Capital Bank Corporation’s Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission on January 10, 2006)

Exhibit 99.1
Press Release of Capital Bank Corporation dated January 3, 2006 (incorporated by reference to Exhibit 10.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2006)

Exhibit 99.2
Financial Statements of Business Acquired for the years ended September 30, 2005, 2004 and 2003, as described in Item 9.01(a) above (incorporated by reference to Exhibit 99.2 to Capital Bank Corporation’s Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission on January 10, 2006)

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2005, as described in Item 9.01(b) above

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK CORPORATION

By:	/s/ B. Grant Yarber
B. Grant Yarber
Chief Executive Officer

Date: March 22, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1
Merger Agreement, dated June 29, 2005, by and among Capital Bank Corporation and 1st State Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)

Exhibit 2.2
List of Schedules Omitted from Merger Agreement included as Exhibit 2.1 above (incorporated by reference to Exhibit 2.2 to Capital Bank Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2005)

Exhibit 10.1
Employment Agreement, dated January 3, 2006, between Capital Bank and A. Christine Baker (incorporated by reference to Exhibit 10.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2006)

Exhibit 23.1
Consent of McGladrey & Pullen, LLP (incorporated by reference to Exhibit 23.1 to Capital Bank Corporation’s Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission on January 10, 2006)

Exhibit 23.2
Consent of KPMG LLP (incorporated by reference to Exhibit 23.2 to Capital Bank Corporation’s Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission on January 10, 2006)

Exhibit 99.1
Press Release of Capital Bank Corporation dated January 3, 2006 (incorporated by reference to Exhibit 10.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2006)

Exhibit 99.2
Financial Statements of Business Acquired for the years ended September 30, 2005, 2004 and 2003, as described in Item 9.01(a) above (incorporated by reference to Exhibit 99.2 to Capital Bank Corporation’s Current Report on Form 8-K/A (Amendment No. 1) filed with the Securities and Exchange Commission on January 10, 2006)

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2005, as described in Item 9.01(b) above